UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2017
NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-2960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9320 Lakeside Boulevard, Suite 100 The Woodlands, TX	77381
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 362-6800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Adoption of Long-Term Cash Incentive Plan
On June 10, 2017, the Board of Directors of Newpark Resources, Inc. (the “Company”) approved the Long-Term Cash Incentive Plan (the “Cash Plan”), a sub-plan to the 2015 Employee Equity Incentive Plan, as amended (the “2015 Equity Incentive Plan”). The Cash Plan authorizes the grant of cash awards (the “Cash Awards”), which provide an opportunity for employees to receive a cash payment upon either (i) the completion of a service period of one year or greater (“Time-Based Awards”) or (ii) the achievement of predetermined performance criteria (the “Performance Criteria”) at the end of a performance period of one year or greater (the “Performance Period”) in compliance with the performance-based compensation exception to Section 162(m) of the Internal Revenue of Code of 1986, as amended (“Performance-Based Awards”).
For a description of the material terms of the 2015 Equity Plan (including the specific performance criteria set forth thereunder), see “Proposal No. 3: Approval of the Adoption of 2015 Employee Equity Incentive Plan - Summary of 2015 Plan” included in the Company’s definitive Proxy Statement dated April 9, 2015, which description is incorporated herein by reference, see “Proposal No. 3: Approval of an Amendment to the 2015 Employee Equity Incentive Plan - Summary of the Amended 2015 Plan” included in the Company’s definitive Proxy Statement dated April 6, 2016, which description is incorporated herein by reference and see “Proposal No. 4: Approval of an Amendment to the 2015 Employee Equity Incentive Plan - Summary of the 2015 Plan” included in the Company's definitive Proxy Statement dated April 6, 2017. Such descriptions are qualified in their entirety by reference to the full text of the 2015 Equity Incentive Plan, which was filed as Exhibit 4.7 to the Company’s Registration Statement on Form S-8 filed May 22, 2015, and is incorporated herein by reference, the text of Amendment No. 1 of the 2015 Equity Incentive Plan, which was filed as Exhibit 4.8 to the Company's Registration Statement on Form S-8 filed on May 19, 2016, and is incorporated herein by reference and the text of Amendment No. 2 of the 2015 Equity Incentive Plan, which was filed as Exhibit 4.9 to the Company's Registration Statement on Form S-8 filed on May 18, 2017.
The Cash Plan is administered by the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”). Subject to the terms of the 2015 Equity Incentive Plan, the Compensation Committee has the full power and authority to make all decisions as required in the administration of the Cash Plan. In particular, the Compensation Committee has the authority: (a) to select eligible employees to whom Cash Awards under the Cash Plan may from time to time be granted; (b) to determine the terms and conditions of the Cash Awards, not inconsistent with the terms of the 2015 Equity Incentive Plan, including whether such awards will be Time-Based Awards or Performance-Based Awards; (c) with respect to Time-Based Awards, to determine the vesting schedule and projected amount payable under such award; and (d) with respect to Performance-Based Awards, to determine the relevant Performance Period, Performance Criteria and threshold, target, and maximum amounts payable under such award.
Payments under Time-Based Awards will be made within 30 days following each applicable vesting date. Payments under Performance-Based Awards will be made after the completion of each Performance Period as soon as practicable following the Compensation Committee’s certification of the extent to which the Performance Criteria were achieved or exceeded.

Approval of Award Agreements
In connection with the approval of the Cash Plan, the Compensation Committee approved forms of agreements for Time-Based Awards and Performance-Based Awards (each, an “Award Agreement”) under the Cash Plan.

The Performance Criteria established by the Compensation Committee for the Performance-Based Awards are based on the relative ranking of the Company’s total shareholder return (“TSR”) as compared to the TSR of the Company’s designated peer group (the “Peer Group”). The TSR of the Company and the Peer Group will be calculated with the beginning TSR price being equal to the average closing price over the 30-calendar days beginning on the first day of the Performance Period and ending TSR price being equal to the average closing price over the 30-calendar days ending the final day of the Performance Period.
The payout for each Performance-Based Award ranges from 0% - 150% of target based on the following matrix:

	Below Threshold	Threshold	Target	Maximum
TSR Performance Relative to Peers	<25th Percentile	25th Percentile	50th Percentile	75th Percentile
Percent of Target Cash Award earned	0%	30%	100%	150%
If performance is between Threshold and Target or Target and Maximum the value of the Performance-Based Award earned is based upon the formula set forth in the applicable Award Agreement; however, no payment shall be made with respect to the Performance Period if the threshold Performance Criteria for that Performance Period are not achieved.
The other terms of the Performance-Based Awards and the terms of the Time-Based Awards are set forth in the applicable Award Agreement.

Grants of Awards to Executive Officers
On June 10, 2017, the Company’s executive officers were granted Time-Based Awards and Performance-Based Awards. The Time-Based Award will vest equally on June 1 over three years, except Mr. Smith whose award will vest on June 1 over two years, of the vesting commencement date and will have the following potential payout amounts: Paul Howes - $618,750; Gregg Piontek - $173,250; Bruce Smith - $104,000; Mark Airola - $182,875; and Matthew Lanigan - $131,250. The Performance Period for the performance-based awards will begin June 1, 2017 and end May 31, 2020 and will have the following target payout amounts: Paul Howes - $618,750; Gregg Piontek - $173,250; Bruce Smith - $104,000; Mark Airola - $182,875; and Matthew Lanigan - $131,250.
The foregoing summary is qualified in its entirety by reference to the text of the Cash Plan and each Award Agreement, which are filed as Exhibits 10.1 through 10.3 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Newpark Resources, Inc. Long-Term Cash Incentive Plan.
10.2	Form of Time-Based Cash Award Agreement under the Newpark Resources, Inc. Long-Term Cash Incentive Plan.
10.3	Form of Performance-Based Cash Award Agreement under the Newpark Resources, Inc. Long-Term Cash Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated:	June 14, 2017	By:	/s/ Mark J. Airola
Mark J. Airola
Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Newpark Resources, Inc. Long-Term Cash Incentive Plan.
10.2	Form of Time-Based Cash Award Agreement under the Newpark Resources, Inc. Long-Term Cash Incentive Plan.
10.3	Form of Performance-Based Cash Award Agreement under the Newpark Resources, Inc. Long-Term Cash Incentive Plan.